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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        November 10, 2005
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


         1-4219                                         74-1339132
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(Commission File Number)                       (IRS Employer Identification No.)


100 Meridian Centre, Suite 350, Rochester, New York           14618
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02.    Results of Operations and Financial Condition

              On November 10, 2005, Zapata Corporation (the "Company") issued a press release reporting that it has filed a Form 12b-25 with the Securities and Exchange Commission in order to extend the filing due date for its Quarterly Report on Form 10-Q for the third quarter ended September 30, 2005.

              For additional information regarding the Company's Form 12b-25 filing, please refer to the Company's press release attached to this report as Exhibit 99.1 and incorporated herein by reference.

              The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

 Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

              (a)Financial Statements of business acquired.

                         None.

              (b)Pro Forma Financial Information.

                         None.

              (c)Exhibits.

                  99.1 Text of Press Release dated November 10, 2005, titled "Zapata Corporation Files 12B-25 Notice to Extend the Filing Due Date of its Third Quarter Form 10-Q."





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZAPATA CORPORATION


Date:  November 10, 2005                By: /s/ Leonard DiSalvo
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                                        Name:  Leonard DiSalvo
                                        Title: Vice President - Finance and CFO






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